ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                 May 1, 2001 - May 31, 2001
                                  ---------------------------

SETTLEMENT DATE:                          15-Jun-01

A.   SERIES INFORMATION

     Advanta Leasing Receivables Corp. VIII and
     ADVANTA LEASING RECEIVABLES CORP. IX
     EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
     SERIES 1999-1

I.   SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

     (a.)   Beginning Aggregate Contract Principal Balance . . . . . . . . . . . . . . . . . . . . . . . .           $ 23,489,180.32
                                                                                                                     ---------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts . . . . . . . . . . . . .           $  1,936,846.26
                                                                                                                     ---------------
     (c.)   Contract Principal Balance of Charged-Off Contracts .. . . . . . . . . . . . . . . . . . . . .           $    120,043.40
                                                                                                                     ---------------
     (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date. . . .           $ 21,432,290.66
                                                                                                                     ---------------
            BALANCES ON THIS SETTLEMENT DATE
            --------------------------------
     (d.)   Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)          0.1745332                                                 $ 17,257,169.30
                                                           ---------                                                 ---------------
     (e1.)  Ending Class A-1 Principal Balance             0.0000000             $           --
                                                           ---------             --------------
     (e2.)  Ending Class A-2 Principal Balance             0.2028902             $ 7,811,461.30
                                                           ---------             --------------
     (e3.)  Ending Class A-3 Principal Balance             1.0000000             $ 9,445,708.00
                                                           ---------             --------------
     (f.)   Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)          0.3599245                                                 $  4,175,121.36
                                                           ---------                                                 ---------------


II.  COMPLIANCE RATIOS

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts .................................          $ 23,042,742.28
                                                                                                                     ---------------
     (b.)   CBR of Contracts 1 - 30 days delinquent........................................................          $  2,306,175.60
     (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation Date......................                    10.01%
                                                                                                                     ---------------
     (d.)   CBR of Contracts 31 - 60 days delinquent......................................................           $    829,856.12
                                                                                                                     ---------------
     (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation Date......................                    3.60%
                                                                                                                     ---------------
     (f.)   CBR of Contracts 61 - 90 days delinquent.......................................................          $    501,940.28
                                                                                                                     ---------------
     (g.)    % of Delinquent Contracts 61- 90 days as of the related Calculation Date......................                    2.18%
                                                                                                                     ---------------
     (h.)   CBR of Contracts > 91 days delinquent..........................................................          $    468,738.53
                                                                                                                     ---------------
     (i.)    % of Delinquent Contracts > 91 days as of the related Calculation Date........................                    2.03%
                                                                                                                     ---------------
     (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date...................                    7.81%
                                                                                                                     ---------------
     (j2.)  Month 2:                                Apr-01................................................                     7.73%
                                                                                                                     ---------------
     (j3.)  Month 3:                                Mar-01.................................................                    7.83%
                                                                                                                     ---------------
     (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more..........................                    7.79%
                                                                                                                     ---------------

     (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360).........................                    0.66%
                                                                                                                     ---------------
     (k2.)  Month 2:                                Apr-01.................................................                    0.88%
                                                                                                                     ---------------
     (k3.)  Month 3:                                Mar-01.................................................                    0.00%
                                                                                                                     ---------------
     (k4.)  Three month rolling average % for Defaulted Contracts..........................................                    0.51%
                                                                                                                     ---------------
            Does the Cumulative Loss % exceed..............................................................
     (l1.)  The Loss Trigger Level % from Beginning Period to and including 12th Collection Period ?   Y or N              n/a
                                                                                                                     ---------------
     (l2.)  The Loss Trigger Level % from 13th Collection Period to and including 24th Collection Period ?  Y or N         NO
                                                                                                                     ---------------
     (l3.)  The Loss Trigger Level % from 25th Collection Period and thereafter ?     Y or N ..............                n/a
                                                                                                                     ---------------

     (m1.)  Residual Realization for the related Collection Period.........................................                  127.91%
                                                                                                                     ---------------
     (m2.)  Month 2:                                Apr-01.................................................                  118.53%
                                                                                                                     ---------------
     (m3.)  Month 3:                                Mar-01.................................................                  130.06%
                                                                                                                     ---------------
     (m4.)  Three month rolling average Residual Realization Ratio.........................................                  125.50%
                                                                                                                     ---------------
     (n.)   Does the three month rolling Residual Realization ratio exceed 100%      Y or N ...............                    YES
                                                                                                                     ---------------

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

III. FLOW OF FUNDS
     (1.)   The amount on deposit in Available Funds.......................................................           $ 2,592,808.69
                                                                                                                     ---------------
     (2.)   The prepayment amounts deposited, if any, by the Issuers'  to the Collection Account for removal of
            defaulted contracts............................................................................           $           --
                                                                                                                     ---------------
     (3.)   Total deposits in the Collection Account to be used as available funds on this Payment Date....           $ 2,592,808.69
                                                                                                                     ---------------
     (a.)   To the Servicer, Unrecoverable Servicer Advances/Initial Unpaid Balance........................           $    10,315.31
                                                                                                                     ---------------
     (b.)   To the Servicer, the Servicing Fee and miscellaneous amounts, if any..........................            $    19,574.32
                                                                                                                     ---------------
            To Series 1999-1 Noteholders:
     (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period           $   106,700.53
                                                                                                                     ---------------
                                     Interest on Class A-1 Notes.........................    $           --
                                                                                            ---------------
                                     Interest on Class A-2 Notes.........................    $    52,387.71
                                                                                            ---------------
                                     Interest on Class A-3 Notes.........................    $    54,312.82
                                                                                            ---------------
     (d.)   Interest on Class B Notes for the related period...............................................           $    27,721.81
                                                                                                                     ---------------
     (e.)   To Series 1999-1Noteholders:
            To Class A, the total applicable Principal Payment.............................................           $ 1,656,196.86
                                                                                                                     ---------------
                                     Principal Payment to Class A-1 Noteholders..........    $           --
                                                                                            ---------------
                                     Principal Payment to Class A-2 Noteholders..........    $ 1,656,196.86
                                                                                            ---------------
                                     Principal Payment to Class A-3 Noteholders..........    $           --
                                                                                            ---------------
            To Class B for applicable Principal Payment to the extent of the Class B Floor.................           $   400,692.80
                                                                                                                     ---------------

     (f.)   To the Reserve Account :
            The amount needed to increase the amount in the Reserve Account to the Required Reserve........           $           --
                                                                                                                     ---------------

     (g.)   Upon the occurrence of a Residual Event the             lesser of:
            (A) the remaining Available Funds and.......................................  $           --
                                                                                          ----------------
            (B) the aggregate amount of Residual Receipts included in Available Funds...  $           --
                                                                                          ----------------
            To be deposited to the Residual Account.......................................................           $
                                                                                                                     ---------------


     (h.)   To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit in the
            Collection Account (the "Issuers' Interest")..................................................            $   371,607.07
                                                                                                                     ---------------
IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period................           $   634,041.55
                                                                                                                     ---------------
     (b.)   Servicer Advances reimbursed during the Collection Period......................................           $    23,702.50
                                                                                                                     ---------------
     (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date................................................................................           $    10,315.31
                                                                                                                     ---------------
     (d.)   Servicer Advances made during the related Collection Period....................................           $           --
                                                                                                                     ---------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period.........................................................................................           $   600,023.74
                                                                                                                     ---------------
     (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made..................................................................................           $           --
                                                                                                                     ---------------
V.   RESERVE ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period............................           $ 1,174,459.02
                                                                                                                     ---------------
     (b.)   Amount of interest earnings reinvested for the related Monthly Period..........................           $     4,671.87
                                                                                                                     ---------------
     (c.)   Amounts used to cover shortfalls, if any, for the related Collection Period....................           $           --
                                                                                                                     ---------------
     (d.)   Amounts transferred from the Collection Account, if applicable.................................           $           --
                                                                                                                     ---------------
     (e.)   Balance remaining before calculating Required Reserve Amount...................................           $ 1,179,130.89
                                                                                                                     ---------------
     (f.)   Required Reserve Amount needed as of the related Collection Period.............................           $ 1,104,761.18

     (g1.)  If (e) above is greater than (f), then excess amount to be transferred to the Series Obligors .           $    74,369.71
                                                                                                                     ---------------
     (g2.)  If (e) is greater than (d), then amount of shortfall...........................................
                                                                                                                     ---------------
     (h.)   Amounts on deposit at the end of the related Collection Period (e minus g1)....................           $ 1,104,761.18
                                                                                                                     ---------------
     (i.)   Is the Required Reserve Amount equal to the balance in the Reserve Account
            as of the related Collection period ? Y or N...................................................                 YES
                                                                                                                     ---------------

VI.  RESIDUAL ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period............................           $           --
                                                                                                                     ---------------
     (b.)   Amounts transferred from the Collection Account................................................           $           --
                                                                                                                     ---------------
     (c.)   Amounts used to cover shortfalls for the related Collection Period.............................           $           --
                                                                                                                     ---------------
     (d.)   Amount on deposit at the end of the related Collection Period..................................           $           --
                                                                                                                     ---------------
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

VII. ADVANCE PAYMENTS

     (a.)   Beginning aggregate Advance Payments..........................................................            $   525,109.61
                                                                                                                     ---------------
     (b.)   Add:  Amount of Advance Payments collected during the related Collection Period................           $   246,424.46
                                                                                                                     ---------------
     (c.)   Add:  Investment earnings for the related Collection Period....................................           $           --
                                                                                                                     ---------------
     (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility Account..................            $   346,160.65
                                                                                                                     ---------------
     (e.)   Ending aggregate Advance Payments..............................................................           $   425,373.42
                                                                                                                     ---------------



     ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

     BY:    /s/ Mark Shapiro

     TITLE: Asst. Treasurer

     DATE:  06/12/01


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